Equitable Financial Life Insurance Company

Supplement dated April 24, 2023, to the IL COLI (“Incentive Life® COLI”) prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus. As applicable to your policy, please note the following changes described below.

The transfer liberalization period for the Guaranteed Interest Option (“GIO”) (also referred to as the Guaranteed Interest Account or the Guaranteed Interest Division) will be closing as of May 13, 2023. Accordingly, the following transfer restrictions will apply to all requests to transfer funds out of the GIO after May 12, 2023, 4:00 p.m. (Eastern Time):

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greater of (a) 25% of your unloaned balance in that option on the transfer effective date, or (b) $500.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it. Requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104

Copyright 2023 Equitable Financial Life Insurance Company

All rights reserved

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

212-554-1234

Catalog No. 800031
IL COLI	#481664